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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - SEPTEMBER 7, 2000

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

          TEXAS                       1-12833                   75-2669310
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

          TEXAS                       1-11668                   75-1837355
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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TXU Corp. ("TXU") and TXU Electric Company ("TXU Electric")

ITEM 5.   OTHER EVENTS.

               In October 1999, TXU Electric filed a petition with the Public Utility Commission of Texas (the PUC) for a financing order (Docket No. 21527) to permit the issuance by a special purpose entity of $1.65 billion of transition bonds secured by payments designed to enable TXU Electric to recover its generation-related regulatory assets and other qualified costs in accordance with the legislation to restructure the electric utility industry in Texas adopted in 1999 (the 1999 Restructuring Legislation). The proceeds received by TXU Electric are to be used solely for the purpose of retiring utility debt and equity. On May 1, 2000, the PUC signed a financing order rejecting TXU Electric's request for the $1.65 billion and authorized only $363 million. TXU Electric believes this financing order is inconsistent with the 1999 Restructuring Legislation and filed an appeal on May 2, 2000 with the Travis County, Texas District Court. On September 7, 2000, the District Court issued a final judgment reversing that part of the PUC's financing order that utilized regulated asset life (up to 40 years) for purposes of present-valuing the benefits of securitization. Instead, the District Court ruled that a present-value period based upon stranded cost and regulatory asset recovery periods authorized under the 1999 Restructuring Legislation should have been used by the PUC. The District Court also ruled that PUC statements in its financing order concerning the future impact of securitization of losses on reacquired debt was only an advisory opinion. The judgment affirmed other aspects of the PUC's financing order and ordered the case remanded to the PUC for further proceedings consistent with the judgment. TXU Electric has appealed the District Court's judgment directly to the Texas Supreme Court. TXU Electric expects that any difference between the $1.65 billion and the amount finally authorized will continue to be deferred until recovery of generation-related assets is again addressed by the PUC, most likely in 2001. TXU Electric is unable to predict the outcome of this proceeding.


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FORWARD-LOOKING STATEMENTS

               This report and other presentations made by TXU and TXU Electric contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Electric believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements sections of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in each of TXU's and TXU Electric's Annual Report on Form 10-K for the year December 31, 1999 and of
Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in each of TXU's and TXU Electric's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000, that could cause the actual results of TXU or TXU Electric to differ materially from those projected in such forward-looking statements.

               Any forward-looking statement speaks only as of the date on which such statement is made. TXU and TXU Electric do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU or TXU Electric to predict all of such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TXU CORP.

                                        By:  /s/ Kirk R. Oliver
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                                        Name:  Kirk R. Oliver
                                        Title: Treasurer and Assistant Secretary

Dated:  September 15, 2000


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TXU ELECTRIC COMPANY

                                        By:  /s/ Laura Conn
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                                        Name:  Laura Conn
                                        Title: Treasurer and Assistant Secretary

Dated:  September 15, 2000


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